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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 15, 2001


                        FIRST INTERNATIONAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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        DELAWARE                      0-22861                06-1151731
     (State or other          (Commission File Number)      (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)



                               280 TRUMBULL STREET
                           HARTFORD, CONNECTICUT 06103
               (Address of Principal Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code: (860) 727-0700


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER MATTERS

      On January 15, 2001, First International Bancorp, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with United Parcel Service, Inc. ("UPS") and its wholly owned subsidiary, Stag Merger Company, Inc. ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company, and the Company will become a wholly owned subsidiary of United Parcel Service, Inc. The Merger Agreement, including certain attached exhibits, is filed herewith as Exhibit 2.1.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          2.1 Agreement and Plan of Merger, dated as of January 15, 2001, by and among First International Bancorp, Inc., United Parcel Service, Inc. and Stag Merger Company, Inc., including certain attached exhibits.
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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 18, 2001                   By: /s/ Shaun P. Williams
                                              ---------------------
                                          Executive Vice President and
                                          Chief Financial Officer
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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated as of January 15, 2001, by and among First International Bancorp, Inc., United Parcel Service, Inc. and Stag Merger Company, Inc., including certain attached exhibits.